                                                                   Exhibit 10.39

                            STOCK PURCHASE AGREEMENT
                                    (TRITEL)

     This Stock Purchase Agreement (this "AGREEMENT") is executed on this the __ day of November, 1999, to be effective as of September 1, 1999, by and between Jerry M. Sullivan, Jr., an individual who currently resides at 110 Windsong Cove, Ridgeland, Mississippi 39157 ("SULLIVAN") and Tritel, Inc., a Delaware corporation ("COMPANY").

     WHEREAS, Company and Sullivan have previously entered into an Employment Agreement dated January 7, 1999 ("PRIOR AGREEMENT"), and the following other agreements: that certain Securities Purchase Agreement by and among AT&T Wireless PCS Inc., TWR Cellular, Inc., Cash Equity Investors, Mercury PCS, LLC, Mercury PCS II, LLC, Management Stockholders and Company dated as of May 20, 1998, and that certain Management Agreement by and between Tritel Management, LLC and Company dated as of January 7, 1999 and agreements and undertakings related or incident thereto (collectively, the "OTHER AGREEMENTS"); and, provided, however, the Other Agreements do not include that certain Option Agreement among Company, Digital PCS, LLC, William M. Mounger, II, E. B. Martin, Jr. and Sullivan dated as of January 7, 1999; and

     WHEREAS, the Company, AT&T Wireless PCS Inc., Cash Equity Investors and Management Stockholders executed a Stockholders' Agreement, dated as of January 7, 1999 ("STOCKHOLDERS' AGREEMENT"); and

     WHEREAS, Company and Sullivan have agreed to and entered into an Amended and Restated Employment Agreement and a Mutual Release and Termination Agreement, and Sullivan, Tritel Management, LLC, a Mississippi limited liability company ("TRITEL MANAGEMENT"), and other persons and/or entities have agreed to and entered into a separate Membership Purchase Agreement regarding any interest of Sullivan in Tritel Management, and other related documents executed pursuant thereto, all of even date herewith (collectively, the "TRANSACTION DOCUMENTS"); and

     WHEREAS, as a material condition precedent to consummation of the transactions contemplated by the Transaction Documents as set forth therein, Company and Sullivan have agreed to transfer from Sullivan to Company certain securities originally issued by Company to Sullivan; and

     WHEREAS, each of the undersigned desire to enter into and to consummate the transactions contemplated hereby.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants of each of the undersigned and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Sullivan and Company agree as follows:

                                    ARTICLE 1
                                   TRANSACTION

     1.1 Conveyance. Subject to the terms and conditions and in reliance upon the representations and warranties contained herein, Sullivan agrees to transfer, sell, convey and deliver to Company all of the Company Stock (as defined below) held of record or beneficially by Sullivan (as set forth in
Section 2.1.3 below) and Company agrees to purchase, accept and receive all of the Company Stock in accordance with the terms and provisions of this Agreement. For purposes of this Agreement, "COMPANY STOCK" shall mean any and all shares of common, preferred, options, warrants and any and all other securities of Company or any of its wholly owned subsidiaries which are or may be owned directly or beneficially by Sullivan, but expressly excludes the 4,500 shares of Company Class A Common Stock currently owned by Sullivan.

     For purposes of this Agreement, the term "AFFILIATE" means (i) Tritel Management, LLC, MSM, Inc. (f/k/a Mercury Communications Company), AT&T Wireless PCS Inc. and TWR Cellular, Inc., (ii) any person directly or indirectly controlling, controlled by or under common control with the Company, any of its wholly owned subsidiaries and any of Tritel Management, LLC, MSM, Inc., AT&T Wireless PCS Inc. and TWR Cellular, Inc., or (iii) any officer, director, trustee or general partner of such person. For purposes of this definition, the term "controls," "is controlled by," or "is under common control with" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise. It is expressly understood and agreed that, for purposes of this Agreement, Mercury Southern, LLC (which has previously been dissolved), Airwave Communications, LLC (f/k/a Mercury PCS, LLC), Digital PCS, LLC (f/k/a Mercury PCS II, LLC), Mercury International Ventures, Inc. and Mercury Wireless Management, Inc. shall not be deemed to be an Affiliate of the Company.

     1.2 Transfer of Funds by Company. Simultaneously with the execution hereof, Sullivan agrees to sell, and Company agrees to purchase, all of the Company Stock for a total purchase price of Thirty-One and 90/100 Dollars
($31.90)("PURCHASE PRICE"). The Purchase Price shall be due and payable to Sullivan upon execution hereof.

     1.3 Closing. Unless extended by the mutual agreement of Sullivan and Company, the transactions contemplated hereby will be closed simultaneously with the execution hereof and the execution of the Transaction Documents. At the closing, Sullivan will endorse certificates representing the Company Stock to the Company, provided the Company delivers such certificates to Sullivan for such endorsement. At the closing, the Company shall deliver to Sullivan a certificate for the Sullivan Shares.

     1.4 Expenses of Transaction. Except as otherwise provided by this Section 1.4, each party hereto shall be responsible for the payment from their separate funds of their respective expenses, incurred in connection with this Agreement and the transactions contemplated hereby. The Company will pay promptly (not later than 30 days from the delivery of the applicable invoice) the hourly fees and reasonable expenses of Sullivan's counsel in accordance with the terms of the Amended and Restated Employment Agreement of even date herewith.

                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

     2.1 Representations and Warranties of Sullivan. Sullivan, in reliance on the representations and warranties of Company set forth below specifically including Section 2.2.2, hereby represents and warrants to Company that:

         2.1.1 Authority. The execution, delivery and performance by Sullivan of this Agreement: (i) does not and will not result in a breach or constitute a default under any agreement, document or instrument to which Sullivan is a party, including, without limitation, any shareholder agreement, indenture, loan or credit agreement, lease, debt instrument or mortgage; and/or (ii) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any type upon or with respect to any of the Company Stock.

         2.1.2 Valid Obligations. Sullivan has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Sullivan and constitutes legal, valid and binding obligations of Sullivan, enforceable in accordance with its terms.

         2.1.3 Sole Beneficial Owner. Sullivan individually owns all of the issued and outstanding shares of Company Stock. The Company Stock includes, without limitation, the following shares:

         ------------------------------------------------------------------
                  Classification                   Outstanding Shares
         ------------------------------------------------------------------
             Class A Common Shares                    1,461.36
         ------------------------------------------------------------------
             Class C Common Shares                    1,725.56
         ------------------------------------------------------------------
             Voting Preference Common Stock               3
         ------------------------------------------------------------------

         2.1.4 Sole Holder of Record;. Sullivan is the sole holder of record, beneficial or otherwise, of all of the Company Stock. Except for the restrictions and encumbrances established by the Company's Restated Certificate of Incorporation and that certain Stockholders' Agreement by and among AT&T Wireless PCS Inc., Cash Equity Investors and Management Stockholders and Tritel dated as of January 7, 1999, as amended ("STOCKHOLDERS AGREEMENT"), the Company Stock is free and clear of any restriction, pledge, claim, lien, security interest or encumbrance thereon or affecting the title thereto. Other than the Company and the parties to the Stockholders Agreement, no other person owns or has any other rights with respect to the shares of Company Stock. Sullivan has not pledged or created or acquiesced in the creation of a lien, security interest or other encumbrance on or against the Company Stock, except at the request of and in connection with the Company's or Tritel Management's business operations and existing indebtedness, all of which has been previously disclosed in writing to the Company's executive officers.

         2.1.5 No Other Agreements. Except those held by the Company and the parties to the Stockholders Agreement, there are no options, warrants or other rights to purchase or acquire and no other agreements or obligations relating to any of the shares of Company Stock.

         2.1.6 Representations Accurate. No representation or warranty made by Sullivan herein or in any other certificate furnished from time to time in connection herewith contains any misrepresentation of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading when made.

     2.2 Representations and Warranties of Company. Company hereby represents and warrants to Sullivan as follows:

         2.2.1 Organization and Good Standing. Company has been duly organized and is validly existing and in good standing under the laws of the State of Delaware; and has all requisite power and authority to execute and deliver, and to perform all of its obligations under this Agreement.

         2.2.2 Authority of Company. Company has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed by Company and constitutes the legal, valid and binding agreement of Company, enforceable against Company in accordance with its terms. The execution, delivery and performance by Company of this Agreement: (i) does not contravene with any provision of its Restated Certificate of Incorporation, as amended, or Amended and Restated Bylaws; (ii) does not and will not result in a breach or constitute a default under any agreement, document or instrument to which Company is a party, including, without limitation, any shareholder agreement, indenture, loan or credit agreement, lease, debt instrument or mortgage; and (iii) does not financially or otherwise adversely affect the Company or its Affiliates under any FCC statute, rule or regulation, including FCC Debt as defined in the Securities Purchase Agreement, dated as of May 20, 1998, among AT&T Wireless PCS Inc., TWR Cellular, Inc., Cash Equity Investors, Mercury PCS, LLC, Mercury PCS II, LLC, Management Stockholders and Company.

                                    ARTICLE 3
                                    COVENANTS

     3.1 Covenants. Sullivan and Company hereby covenant and agree from and after the date of this Agreement as follows:

     3.1.1 Sullivan Shares. Sullivan shall continue to own the 4,500 fully paid and non-assessable shares of Tritel, Inc. Class A Voting Common Stock ("SULLIVAN SHARES") subject to the Company's Restated Certificate of Incorporation and the Stockholders Agreement, as amended, except the Sullivan Shares shall not be subject to the three year restriction on sale and transfer of shares as set forth in Section 4.1.c. of, or as such three year restriction may otherwise be contained in, the Stockholders Agreement. The Sullivan Shares shall not be subject to mandatory purchase or redemption by the Company or any further vesting, divesting or any net exercise provision or any escrow provisions pursuant to the terms of the Prior Agreement or the Other Agreements. All such restrictions and purchase options pursuant to the terms of Sullivan's Prior Agreement or the Other Agreements are hereby terminated. Upon completion of the transactions contemplated hereby, Sullivan's sole direct ownership interests in the Company shall be the Sullivan Shares.

     3.1.4 Legends. The legend on the stock certificates evidencing the Sullivan Shares shall be amended to read in its entirety and shall be endorsed with the following legend:

                        RESTRICTIONS ON TRANSFER OR SALE

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS' AGREEMENT DATED AS OF JANUARY 7, 1999, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH AGREEMENT, AS AMENDED, TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE INTERESTS MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED AT ANY TIME EXCEPT IN ACCORDANCE WITH AND PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND UNDER

     ANY SUCH APPLICABLE STATE LAWS IS AVAILABLE IN CONNECTION WITH SUCH
     TRANSFER.

                                    ARTICLE 4
                                 INDEMNIFICATION

     4.1 Indemnification by Sullivan. Sullivan shall defend, indemnify and hold harmless Company and its officers, directors, representatives, agents, attorneys and Affiliates from any and all loss, cost, damage, liability, obligation, claim or expense (including professional and legal fees and related expenses) from, resulting by reason of, or arising in connection with any facts, circumstances or events constituting an inaccuracy, misrepresentation, breach or non-performance of any representation, warranty or covenant, condition or agreement made by or to be performed by Sullivan pursuant to the terms of this Agreement.

     4.2 Indemnification by Company. Company shall defend, indemnify and hold harmless Sullivan and his representatives, agents and attorneys from any and all loss, cost, damage, liability, obligation, claim or expense (including professional and legal fees and related expenses) from, resulting by reason of, or arising in connection with any facts, circumstances or events constituting an inaccuracy, misrepresentation, breach or non-performance of any representation, warranty or covenant, condition or agreement made by or to be performed by Company pursuant to the terms of this Agreement.

     4.3 Notice of Claims. Within a reasonable period of time after the party seeking indemnification receives notice or knowledge of any event, action, suit or proceedings, threatened or commenced, such party shall give notice to the other party of such matter. The notice shall contain as much detail as the party seeking indemnification currently has; provided however, that failure to give such notice shall not relieve the indemnifying party from any liability, duty or obligation hereunder unless such failure to give timely notice has a material adverse effect on the rights of the indemnifying party with respect to such indemnified losses.

                                    ARTICLE 5
                                OTHER PROVISIONS

     5.1 Survival. All covenants, obligations, representations, warranties and agreements contained in this Agreement are contractual and shall survive the closing for the applicable statute of limitations period. Neither party has made any representation or warranty to the other in connection with the transaction contemplated herein except as contained in this Agreement and any other instrument, agreement or writing provided for or contemplated by this Agreement.

     5.2 Announcements. Sullivan and Company shall agree on the text of any public announcement of the execution of this Agreement and the Transaction Documents and the changes effected thereby; provided that Company shall be free to make any disclosure or filing with respect thereto that, in the opinion of its counsel, is required to comply with any law, rule or regulation the Company is or may be or become subject to now or in the future.

     5.3 No Waiver. No waiver by either party of any breach by the other of any provision of this Agreement shall be deemed or construed to be a waiver of any subsequent or continuing breach of the same or any other provision of this Agreement; nor shall any forbearance by either party from the exercise of a remedy for any such breach be deemed or construed to be a waiver by such party of any of its rights or remedies with respect to such breach.

     5.4 Interpretation, No Presumption. It is acknowledged by the parties that this Agreement has been reviewed and negotiated by attorneys for all parties and, therefore, no presumptions shall arise favoring either party by virtue of the authorship of any of its provisions.

     5.5 Nature of Negotiations. The parties hereto represent, warrant and agree that the terms of this Agreement (specifically including all agreements executed contemporaneously herewith) have been negotiated, read, understood and voluntarily accepted by each of the parties. In addition, each of the parties represent and warrant that they have been represented by counsel with respect to the negotiation and execution of this Agreement and that they have had this Agreement fully explained to them by their respective counsel.

     5.6 Consent of Stockholders. By execution of this Agreement, each party as a shareholder of the Company hereby consents to and authorizes and approves all of the transactions contemplated by this Agreement, and hereby waives any and all rights under the Stockholders' Agreement or otherwise to acquire the Company Stock or the Sullivan Shares as a result of the transaction contemplated by this Agreement.

     5.7 Consent and Waiver of Company. By execution of this Agreement, the Company hereby consents to, authorizes and approves all of the transactions contemplated by this Agreement, and hereby waives any and all rights under the Stockholders' Agreement or otherwise to acquire the Company Stock or the Sullivan Shares as a result of the transaction contemplated by this Agreement.

     5.8 Notices. Any notice, consent or other communication to be given under this Agreement shall be in writing and shall be sent to such party at the address set forth below via personal delivery, telecopy or overnight courier and by registered or certified mail, postage prepaid, and shall be deemed received on the third business day after the day on which it was mailed via registered or certified mail:

          (a) If to the Company, to the attention of its Executive Vice President - CFO, E. B. Martin, Jr., at the Company's principal offices.

                   With a copy to:
                   Steven M. Hendrix, Esq.
                   Forman Perry Watkins Krutz & Tardy

                   1200 One Jackson Place
                   188 East Capitol Street
                   Jackson, MS 39201

             (b)   If to Sullivan:
                   Jerry M. Sullivan, Jr.
                   110 Windsong Cove
                   Ridgeland, MS 39157

                   With a copy to:
                   Wm. Larry Latham, Esq.
                   Latham Law Firm
                   1851 Crane Ridge Road
                   Jackson, MS 39216

     Each party may change their address for purposes of notice by giving the other party hereto written notice of such change and the change shall become effective ten (10) days after such notification of all parties.

     5.9 Assignment. Sullivan shall not sell, assign or transfer any right, title or interest in this Agreement nor may Sullivan delegate any duty hereunder. Except as set forth below, Company shall not assign or transfer any right, title or interests in this Agreement, nor can Company delegate any duty hereunder. Notwithstanding the foregoing restriction, Company may assign all of its right, title, interest and duties hereunder to an Affiliate of Company without the necessity of obtaining the prior consent of Sullivan. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Company" hereunder. Such assignment shall not relive Company of any liabilities or obligations hereunder.

     5.10 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     5.11 Entire Agreement and Amendment. This Agreement and the Transaction Documents set forth all, and supersede and replace all prior covenants, promises, agreements, conditions and understandings between the parties concerning the transactions contemplated hereby, and there are no oral or written, express or implied, covenants, promises, agreements, conditions or understandings, between and among the parties except as contained in this Agreement and the Transaction Documents. Any provision of this Agreement may be amended, modified or altered but such amendment shall become effective only when reduced to a written document executed by the parties.

     5.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

     5.13 Binding Nature. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     5.14 Further Assurances. Each party shall, upon the reasonable request of the other party, promptly execute or cause to be executed and delivered any and all documents, instruments and agreements deemed necessary to give effect to or carry out the terms or intent of this Agreement.

     5.15 Brokerage Commission. The parties represent and warrant each to the other that they have respectively dealt directly as principals, that neither party has engaged or retained any broker or agent in respect of the transaction contemplated and evidenced by this agreement and that neither party has knowledge of any brokerage commissions claimed or payable as a result of the transaction contemplated hereby. Each party agrees to indemnify and hold the other parties harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed through such party.

     5.16 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     5.17 No Management Stockholder. Upon execution of this Agreement, Sullivan shall no longer be, or be considered to be, a Management Stockholder under the Stockholders' Agreement.

     5.18 Integrated Transaction. The provisions of this Agreement are an integral part of, and are necessary consideration for, the settlement of existing disputes between and among the parties and the Transaction Documents. Any breach of, or default under, this Agreement or any of the Transaction Documents shall constitute a breach of, and a default under, each of this Agreement and the Transaction Documents.


         (Intentionally left blank, signature pages follow on next page)

     IN WITNESS WHEREOF, Sullivan and Company have caused this Agreement to be executed the day and year first above written.

                                   SULLIVAN:


                                   --------------------------------
                                   Jerry M. Sullivan, Jr., Individually


                                   COMPANY:
                                   Tritel, Inc.

                                   By: _______________________________________
                                       _______________, _____ President


                                   AT&T Wireless PCS, Inc.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                   TWR Cellular, Inc.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   Cash Equity Investors:

                                   Toronto Dominion Investments, Inc.

                                   By:
                                      ----------------------------------------
                                   Name: Martha L. Gariepy
                                   Title: Vice President

                                   Entergy Wireless Company

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                   General Electric Capital Corporation

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                   Washington National Insurance Company

                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:

                                   United Presidential Life Insurance Company

                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:

                                   Dresdner Kleinwort Benson Private Equity
                                   Partners LP

                                   By: Dresdner Kleinwort Benson Private Equity
                                       Managers LLC, as its general partner

                                       By:
                                          ------------------------------------
                                          Name: Alexander P. Coleman
                                          Title: Authorized Signatory

                                   Triune PCS, LLC, a Delaware limited liability company

                                       By:    Oak Tree, LLC, a Delaware limited
                                              liability company
                                       Title: Manager

                                              By:    Triune Private Equity, LLC
                                              Title: Manager

                                                     By:
                                                        -----------------------
                                                     Name: Kevin Shepherd
                                                     Title: President

                                   FCA Venture Partners II, L.P.

                                   By: Clayton-DC Venture Capital Group, LLC,
                                       its general partner

                                       By:
                                          -----------------------------------
                                       Name: D. Robert Crants, III
                                       Title: Manager

                                   Clayton Associates, LLC

                                   By:
                                      ---------------------------------------
                                         Its Managing Member

                                   Airwave Communications, LLC (F/K/A Mercury
                                   PCS, LLC)

                                   By: MSM, Inc., its Manager

                                       By:
                                          -----------------------------------
                                       Name: E. B. Martin, Jr.
                                       Title: Vice President

                                   Digitial PCS, LLC (F/K/A Mercury PCS II, LLC)

                                   By: MSM, Inc., its Manager

                                       By:
                                          ----------------------------------
                                       Name: E. B. Martin, Jr.
                                       Title: Vice President

                                   The Manufacturers' Life Insurance Company
                                   (U.S.A.)

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------

                                   Title:
                                         -------------------------------------


                                   Trillium PCS, LLC

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                   Management Stockholders:

                                   ------------------------------------------
                                   William M. Mounger, II

                                   ------------------------------------------
                                   E. B. Martin, Jr.

                                   ------------------------------------------
                                   William S. Arnett